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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: February 15, 1999


                            HELMERICH & PAYNE, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                            1-4221                         73-0679879
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(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                     Number)                     Identification
incorporation)                                                       Number)

Utica at Twenty-first Street, Tulsa, Oklahoma             74114
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(Address of principal executive offices)                (Zip Code)

                                 (918) 742-5531
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former name or former address, if changed since last report)


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Item 5. Other Events.

     Helmerich & Payne, Inc. has appointed UMB Bank, N.A. Kansas City, Missouri as its Transfer Agent, Registrar and Rights Agent effective February 15, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HELMERICH & PAYNE, INC.
                                              (Registrant)



                                        By: /s/ STEVEN R. MACKEY
                                            ------------------------------------
                                            Name:  Steven R. Mackey
                                            Title: Vice President

Dated: February 15, 1999


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